00188787

Homestead Funds, Inc.

Supplement Dated January 1, 2017
to the Prospectus Dated September 9, 2016

This supplement revises certain information contained in the above-referenced prospectus (the “Prospectus”) regarding the Value Fund and the Growth Fund, each a series of Homestead Funds, Inc.  Please read this supplement carefully and keep it with your Prospectus for future reference.  You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds’ website at homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

Effectively immediately, the following changes are made to the Prospectus:

Value Fund.  Under the section titled “Fund Summaries – Value Fund – Performance” on page 13 of the Prospectus, the first paragraph is deleted in its entirety and is replaced with the following:

The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance.  As of January 1, 2017, the S&P 500 Value Index replaced the S&P 500 Stock Index as the primary benchmark for the Fund because the S&P 500 Value Index more closely reflects the market sectors and type of stocks in which the Fund invests.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.

The table of average annual total returns is deleted in its entirety and is replaced with the following:

Average Annual Total Returns for periods ended 12/31/15
	1 YR	5 YR	10 YR
Returns Before Taxes	(1.28)%	11.90%	6.89%
Returns after taxes on distributions	(3.23)%	10.84%	5.93%
Returns after taxes on distributions and sale of fund shares	0.22%	9.10%	5.21%
Standard & Poor’s 500 Value Stock Index (reflects no deduction for fees, expenses or taxes)	(3.13)%	10.96%	5.80%
Standard & Poor’s 500 Stock Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%

Growth Fund.  The section entitled “Fund Management – Portfolio Manager” on page 16 of the Prospectus is deleted in its entirety and is replaced with the following:

Portfolio Manager
Taymour R. Tamaddon CFA is the Fund’s portfolio manager.  Mr. Tamaddon is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc.  He joined T. Rowe Price in 2004 and his investment experience dates from 2003.  Since joining T. Rowe Price, he has served as an equity research analyst and a portfolio manager (beginning in 2013).  He has managed the Fund since January 2017.

In addition, the last paragraph of the section entitled “Management of the Funds - Portfolio Managers – Subadviser to the Growth Fund” on page 39 of the Prospectus is deleted in its entirety and is replaced with the following:

Taymour R. Tamaddon CFA serves as the portfolio manager of the Fund and is primarily responsible for the Fund’s management.  Mr. Tamaddon is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc.  He joined T. Rowe Price in 2004 and his investment experience dates from 2003.  Since joining T. Rowe Price, he has served as an equity research analyst and a portfolio manager (beginning in 2013).  Mr. Tamaddon holds a B.S. in applied physics cum laude from Cornell University and an M.B.A. from the Tuck School of Business at Dartmouth University.

Homestead Funds, Inc.

Supplement Dated January 3, 2017
to the Statement of Additional Information Dated September 9, 2016

This supplement updates certain information regarding Homestead Funds, Inc. (the “Funds”) contained in the above-referenced Statement of Additional Information (“SAI”).  Please read this supplement carefully and keep it with your SAI for future reference.  You may obtain copies of the Prospectus and SAI free of charge, upon request, by calling toll-free (800) 258-3030, by visiting the Funds’ website at homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

Effectively immediately, the following changes are made to the Statement of Additional Information:

1.	In the section entitled “PORTFOLIO MANAGERS – T. ROWE PRICE” on page 53, the first paragraph and the account table are deleted in their entirety and are replaced with the following:

The table below shows information regarding the accounts managed by Mr. Tamaddon, the portfolio manager of the Growth Fund, as of November 30, 2016:

11/30/2016	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Taymour R. Tamaddon	0	-	0	-	0	-

2.	In the section entitled “PORTFOLIO MANAGERS – T. ROWE PRICE” on page 54, the last two paragraphs are deleted in their entirety and are replaced with the following:

The compensation structure is used for all portfolios managed by Mr. Tamaddon.

As of November 30, 2016, Taymour R. Tamaddon did not beneficially own any shares of the Growth Fund.